Exhibit 99.2

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Financial Information

The following presents our unaudited pro forma financial information for the nine months ended September 30, 2011 and the year ended December 31, 2010.  The pro forma statement of operations for the year ended December 31, 2010 gives effect to the proposed Merger of myYearbook into IG Acquisition Company, a wholly-owned subsidiary of Quepasa, and the completed acquisition of XtFt Games S/S Ltda or XtFt, the owner of substantially all of the assets of TechFront Desenvolvimento de Software S/S Ltda, a Brazilian company or TechFront, as if the Merger and acquisition, respectively, had occurred at January 1, 2010. The unaudited pro forma statement of operations for the nine months ended September 30, 2011 gives effect to the business combination of myYearbook as if the Merger had occurred at January 1, 2011. The unaudited pro forma balance sheet as of September 30, 2011 has been prepared as if the proposed Merger of myYearbook occurred on that date. As XtFt was formed in 2011, TechFront financial information was used in the preparation of the pro forma financial statements as the acquired company. The TechFront financial information does not necessarily reflect assets acquired and liabilities assumed by Quepasa when it purchased all outstanding XtFt common stock.  The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.  You should read the information set forth below together with the unaudited significant notes and assumptions to the pro forma statements, and the Annual Report of Quepasa on Form 10-K for the fiscal year ended December 31, 2010, and the quarterly report of Quepasa on Form 10-Q for the nine months ended September 30, 2011, which is incorporated by reference in this Form 8-K/A, the audited financial statement of myYearbook for the years ended December 31, 2010 and 2009 included in this Form 8-K/A, the unaudited financial statements of myYearbook for the nine months ended September 30, 2011 included in this Form 8-K/A, and the audited financial statements of TechFront for the year-ended December 31, 2010 and 2009 including the notes thereto, included in the Form 8-K/A filed on May 13, 2011.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Balance Sheet
September 30, 2011

	Historical
	Acquirer	Acquiree Insider	Pro forma Adjustments				Combined
	Quepasa	Guides, Inc.	Debit		Credit		Pro forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,448,947	$8,530,190	6,557,000	1	18,000,000	3	$8,036,137
	-	-			3,500,000	4	-
Accounts receivable, net	3,197,202	6,740,930					9,938,132
Notes receivable - current portion	469,199	-					469,199
Restricted cash	275,000	-					275,000
Other current assets	193,010	969,398					1,162,408
Total current assets	18,583,358	16,240,518					19,880,876

Goodwill	3,887,974	-	67,939,263	3			71,827,237
Property and equipment, net	621,829	3,890,671					4,512,500
Intangible assets	-	1,750,659	8,000,000	3			9,750,659
Notes receivable - long-term portion	-	-					-
Other assets	157,149	80,582					237,731
Total assets	$23,250,310	$21,962,430					$106,209,003

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$619,860	1,908,996					2,528,856
Accrued expenses	881,098	454,995					1,336,093
Accrued dividends	219,455	-					219,455
Deferred revenue	185,768	60,049					245,817
Unearned grant income	9,838	-					9,838
Current portion of long-term debt	-	2,596,431					2,596,431
Total current liabilities	1,916,019	5,020,471					6,936,490

Notes payable, net	6,721,087	2,801,222					9,522,309
Total liabilities	8,637,106	7,821,693					16,458,799

STOCKHOLDERS’ EQUITY:
Preferred stock, Series A (4,490,794 shares authorized, 4,096,700 issued, and outstanding) liquidation preference $4,106,122	-	4,097	4,097	3			$-
Preferred stock, Series B (4,516,968 shares authorized, 4,318,983 issued and outstanding) liquidation preference $13,129,708	-	4,319	4,319	3			-
Preferred Voting Convertible stock, Series A, $.001 par value; 5,000,000 shares authorized, 1,000,000 issued, and outstanding.	1,000	-	1,000	2			-
Preferred Voting Convertible stock, Series A-1, $.001 par value; 1,000,000 shares issued.					1,000	1	1,000
Common stock, $.001 par value; 50,000,000 shares authorized; 16,670,781 shares issued and outstanding at September 30, 2011, 35,043,014 shares issued and outstanding as affected for Merger.	16,672	-					35,588
Common stock, $.001 par value; 1,397,233 shares to be issued	-	-			1,480	2	-
Common stock, $.001 par value; 17,000,000 shares issued.	-	-			17,000	3	-
Common stock, $.001 par value; 436,134 shares issued.	-	-			436	1	-
Common stock, $.001 par value 27,197,985 shares authorized 12,256,757 shares issued and outstanding at September 30,2011	-	12,376	12,376	3			$-
Additional paid-in capital	188,444,951	20,107,111			6,555,564	1	267,063,035
			480	2
					51,955,889	3
Accumulated deficit	(173,446,141)	(5,987,166)			5,987,166	3	(176,946,141)
			3,500,000	4
Accumulated other comprehensive income	(403,278)						(403,278)
Total shareholders' equity	14,613,204	14,140,737					89,750,204
Total liabilities and shareholders' equity	$23,250,310	$21,962,430	$86,018,535		$86,018,535		$106,209,003

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Statement of Operations for the Nine Months Ended
September 30, 2011

	Historical		Pro forma
	Acquirer	Acquiree Insider	Adjustments		Combined
	Quepasa	Guides, Inc.	Debit (Credit)		Pro forma

REVENUES	$5,554,311	$21,388,599			$26,942,910

OPERATING EXPENSES:
Sales and marketing	877,498	3,846,276			4,723,774
Product and content development	5,398,556	3,485,349			8,883,905
Games expenses	969,197				969,197
General and administrative	4,720,962	11,407,551			16,128,513
Depreciation and amortization	494,837	2,277,169	2,000,000	4	4,772,006
TOTAL OPERATING EXPENSES	12,461,050	21,016,345			35,477,395
INCOME (LOSS) FROM OPERATIONS	(6,906,739)	372,254			(8,534,485)

OTHER INCOME (EXPENSE):
Interest income	49,460	16,514			65,974
Interest expense	(452,985)	(458,115)			(911,100)
Other income	1,718	0			1,718
TOTAL OTHER INCOME (EXPENSE)	(401,807)	(441,601)			(843,408)
LOSS BEFORE INCOME TAXES	(7,308,546)	(69,347)			(9,377,893)
Income tax provision	0	(50,456)			(50,456)
NET LOSS	(7,308,546)	(119,803)			(9,428,349)
Preferred stock dividends	(40,705)				(40,705)
Net LOSS ALLOCABLE TO COMMON SHAREHOLDERS	$(7,349,251)	$(119,803)	$(2,000,000)		$(9,469,054)

NET LOSS PER COMMON SHARE, ALLOCABLE TO COMMON SHAREHOLDERS, BASIC AND DILUTED	$(0.45)		$(0.06)		$(0.27)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	16,248,978		35,165,061		35,165,061

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Statement of Operations for the Year Ended
December 31, 2010

	Historical		Acquiree	Pro forma
	Acquirer	Acquiree	Insider	Adjustments		Combined
	Quepasa	TechFront	Guides, Inc.	Debit (Credit)		Pro forma

REVENUES	$6,054,141	$1,226,271	$23,664,405			$30,944,817

OPERATING EXPENSES:
Sales and marketing	891,980	18,497	2,690,309			3,600,786
Product and content development	4,774,694	1,435,843	3,948,385			10,158,922
General and administrative	6,123,083	364,777	12,306,939			18,794,799
Depreciation and amortization	319,779	0	2,953,307	2,666,667	5	6,167,936
				36,607	6
				191,576	7
TOTAL OPERATING EXPENSES	12,109,536	1,819,117	21,898,940			38,722,443
INCOME (LOSS) FROM OPERATIONS	(6,055,395)	(592,846)	1,765,465			(7,777,626)

OTHER INCOME (EXPENSE):
Gain on sale of assets	0	0	1,895,000			1,895,000
Interest income	6,229	1	25,797			32,027
Interest expense	(603,609)	(211,423)	(512,010)			(1,327,042)
Other income	2,125	0				2,125
TOTAL OTHER INCOME (EXPENSE)	(595,255)	(211,422)	1,408,787			602,110
LOSS BEFORE INCOME TAXES	(6,650,650)	(804,268)	3,174,252			(7,175,516)
Income tax provision	0	(112,914)	(102,954)			(215,868)
NET LOSS	(6,650,650)	(917,182)	3,071,298			(7,391,384)
Preferred stock dividends	(111,500)	0				(111,500)
NET LOSS ALLOCABLE TO COMMON SHAREHOLDERS	$(6,762,150)	$(917,182)	$3,071,298	$(2,894,850)		$(7,502,884)

NET LOSS PER COMMON SHARE, ALLOCABLE TO COMMON SHAREHOLDERS, BASIC AND DILUTED	$(0.52)			$(0.09)		$(0.23)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	13,117,845			32,382,651		32,382,651

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.

Quepasa Corporation
Significant Notes and Assumptions to Pro-forma Financial Statements
(Unaudited)

On March 2, 2011, we completed a business acquisition of XtFt through a Stock Purchase Agreement. Prior to the acquisition date, XtFt was formed and it acquired substantially all of the assets and assumed certain liabilities of TechFront.

On November 10, 2011, Quepasa Corporations completed its merger with Insider Guides, Inc., which owns and operates the social networking site myyearbook.com and is referred to herein as “myYearbook” in accordance with the terms of the Agreement and Plan of Merger, dated as of  July 19, 2011, as amended, by and among Quepasa, IG Acquisition Company (“Merger Sub”), a wholly-owned subsidiary of Quepasa, and myYearbook.  Pursuant to the Merger Agreement, myYearbook merged with and into Merger Sub, with Merger Sub continuing after the merger as the surviving corporation (the “Merger”). In connection with the Merger, Quepasa paid $18 million in cash to myYearbook securities holders and issued them 17 million shares of Quepasa common stock.

On September 20, 2011, the Company sold 1,000,000 shares of Series A Convertible Preferred Stock (“Series A”) to Harvest Small Cap Partners Master, LTD. and Harvest Small Cap Partners, LP (“Harvest”) for $5,000,000.  The Series A shares were converted to common stock on November 14, 2011, at Harvest’s option, into a total of 1,479,949 shares of Quepasa’s common stock, at a purchase price per share of common stock of approximately $3.38.

In connection with the closing of the Merger, the Company sold 1,000,000 shares of Series A-1 Preferred Stock (“Series A-1”) to Mexicans & American Trading Together, Inc. (“MATT”) for $5,000,000.  MATT is a current shareholder of the Company.  The Series A-1 shares are convertible, at MATT’s option, into a total of 1,479,948 shares of Quepasa’s common stock, at a purchase price per share of common stock of approximately $3.38.  On November 10, 2011, Quepasa entered into Securities Purchase Agreements (“the Agreements”) with three institutional investors and agreed to sell a total of 436,134 shares of common stock to these investors for cash proceeds of $1,557,000 at a price per share of $3.57. The Agreements closed on the same day.

The accompanying unaudited pro-forma financial information reflects the financial statements of Quepasa, myYearbook and TechFront. The pro forma adjustments to the balance sheet give effect to the acquisition of myYearbook as if it occurred on September 30, 2011. The pro forma adjustments to the statements of operations for the nine months ended September 30, 2011 give effect to the myYearbook acquisition as if it occurred on January 1, 2011.  The pro forma adjustments to the statements of operations for the year ended December 31, 2010 give effect to the myYearbook and XtFt acquisitions as if they occurred on January 1, 2010.

Significant Assumptions Include:

The myYearbook financial statements do not necessarily reflect assets acquired and liabilities assumed at the closing date of the Merger, will be subject to valuation and purchase price allocation, and may differ substantially from the estimates provided in preparing the pro-forma financial statements.

The TechFront financial information does not necessarily reflect assets acquired and liabilities assumed in the Quepasa’s acquisition.

For purposes of preparing the pro-forma financial statements, the value of the 17,000,000 shares issued to myYearbook security holders was calculated by using the $4.24 closing price of Quepasa’s common stock on November 9, 2011.

Quepasa Corporation
Significant Notes and Assumptions to Pro-forma Financial Statements
(Unaudited)

XtFt’s owners were issued 348,723 shares of common stock under the Stock Purchase Agreement.

We have estimated $3,500,000 transaction costs to be incurred by both parties associated with the myYearbook acquisition, approximately $800,000 for Quepasa and $2,700,000 for myYearbook respectively, which are reflected as an adjustment to accumulated deficit at September 30, 2011. Quepasa and myYearbook incurred approximately $788,000, and $544,000 of transaction costs recorded as general and administrative expenses for the nine months ended September 30, 2011, respectively.

The myYearbook purchase price was allocated, for the purposes of the pro forma presentation only, first to record identifiable assets and liabilities at estimated fair value and the remainder to goodwill as follows:

Cash and cash equivalents	$8,530,190
Accounts receivable	6,740,930
Property and equipment	3,890,671
Intangible assets	9,750,659
Other current and other assets	1,049,980
Total assets acquired	29,962,430
Accounts payable and accrued liabilities	(2,424,040)
Notes Payable	(5,397,653)
Total liabilities assumed	(7,821,693)
Goodwill	67,939,263
Total purchase price	$90,080,000

The valuation of myYearbook assets and liabilities disclosed above is subject to the completion of a valuation study and procedures.  The fair market value of the myYearbook assets and liabilities at the date of acquisition could differ substantially, impacting the purchase price allocation.

Intangible assets of myYearbook represent customer contracts, intellectual properties, and trademark license recorded at estimated fair value and are amortized using straight-line method over the estimated life of three years. The fair market value of myYearbook intangible assets could differ substantially after the completion of the valuation of assets and purchase price allocation at the date of acquisition. Amortization of myYearbook intangible assets was determined giving effect to the acquisition as if it occurred on January 1, 2010 and January 1, 2011, respectively, on the pro forma statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011.

Other assets from the XtFt acquisition represent customer contracts recorded at fair value and are amortized using straight-line method over the life of the individual contract. Amortization of XtFt customer contracts and depreciation of property and equipment have been given effect to the acquisition as if it occurred on January 1, 2010 pro forma statements of operations for the year ended December 31, 2010

The following reflect the pro forma adjustments at September 30, 2011 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010:

QUEPASA CORPORATION AND SUBSIDIARIES
Unaudited Pro forma Adjustments for September 30, 2011 and the nine months then ended and for the year ended December 31, 2010.

		Debit	Credit
1	Cash	6,557,000
	Preferred Convertible Stock, Series A-1		1,000
	Common Stock		436
	Additional Paid in Capital		6,555,564
	To record the proceeds from the sale of Series A-1 preferred shares to MATT, INC. and common stock to Tradewinds Master Fund (BVI). Ltd., Brio Capital LP and Next View Capital LP.

2	Preferred Convertible Stock, Series A	1,000
	Common Stock		1,480
	Additional Paid in Capital	480
	To record the conversion of Series A Preferred Convertible Stock.

3	Goodwill	67,939,263
	Intangible assets	8,000,000
	Preferred Stock, Series A	4,097
	Preferred Stock, Series B	4,319
	Common Stock - myYearbook	12,376
	Cash		18,000,000
	Additional Paid in Capital		51,955,889
	Accumulated Deficit		5,987,166
	Common Stock		17,000
	Addition paid in capital - common stock issuance
	To adjust to fair market value the assets acquired and liabilities assumed pursuant to the proposed Merger Agreement and record common stock issuance and the cash paid as consideration

4	Cash		3,500,000
	Accumulated deficit - Fees	3,500,000
	To record non-recurring expenses incurred for the acquisition

5	Amortization expense	2,000,000
	Accumulated amortization		2,000,000
	To record amortization of intangibles allocated from myYearbook proposed acquisition for the nine month ended September 30, 2011.

6	Amortization expense	2,666,667
	Accumulated amortization		2,666,667
	To record 2010 annual amortization of intangibles allocated from myYearbook proposed acquisition.

7	Depreciation expense	36,607
	Accumulated depreciation		36,607
	To record 2010 annual amortization on tangible assets acquired with the XtFt acquisition

8	Amortization Expense	191,576
	Accumulated amortization		191,576
	To record 2010 annual amortization of customer contracts acquired with the XTft acquisition

	Total	$90,913,385	$90,913,385

See Unaudited Significant Notes and Assumptions to Pro Forma Financial Statements.